                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 21, 2003
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

  Delaware                            0-17288              75-2193593
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 (State or Other Jurisdiction         (Commission          (IRS Employer
  of Incorporation)                   File Number)         Identification No.)

5847 San Felipe, Suite 900, Houston, TX                 77057
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(Address of Principal Executive Offices)                (Zip Code)

                                 (713) 783-8200
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.

            On February 21,  2003,  Tidel  Technologies,  Inc.  (the  "Company")
issued a press  release,  set  forth as  Exhibit  99.1 to this  Current  Report, announcing  that it had  received a Nasdaq Staff  Determination  on February 14,
2003 indicating  that the Company fails to comply with the minimum  stockholders
equity   requirement  for  continued  listing  set  forth  in  Marketplace  Rule
4310(c)(2)(B), and that its securities are, therefore, subject to delisting from the Nasdaq  SmallCap  Market.  The Company had an oral  hearing  before a Nasdaq
Listing  Qualifications  Panel (the "Panel") on February 20, 2003 to review this deficiency,  as  well  as two  other  deficiencies  of  which  the  Company  had previously  received  notices,  and is presently  awaiting the Panel's decision.
There can be no assurance  that the Panel will grant the  Company's  request for continued listing.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         Exhibits

                        Exhibit No.      Exhibits
                        -----------      --------

                        99.1             Press  Release  of Tidel  Technologies,
                                         Inc. dated February 21, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TIDEL TECHNOLOGIES, INC.

Dated: February 21, 2003                        By:    /s/ Leonard Carr
                                                       ------------------------
                                                Name:  Leonard Carr
                                                Title: Vice President